united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Fortress Long/Short Credit Fund

Annual Report
September 30, 2015

1-855-477-8100

Distributed by Northern Lights Distributors, LLC

Member FINRA

Fortress Long/Short Credit Fund (the “Fund”)

Dear Shareholders,

For the fiscal year ended September 30, 2015, the Fund struggled returning -6.19%, for Class I shares. The period’s performance was largely driven by two positions and the redemption of a meaningful percentage of the Fund’s assets under management. The timing of this redemption had a further negative impact to the Fund’s net asset value as it came just prior to the worst trading day of September, therefore the fund was selling assets into a declining market. By maintaining our investment process and philosophy and executing our investment strategy in a disciplined manner, we anticipate that through a concentrated approach to provide exposure to idiosyncratic opportunities within global credit markets, we attempt to take advantage of those opportunities devoid of the influence of interest rate and credit markets. Unfortunately, this cannot happen in a vacuum and as such the Fund’s performance can be impacted by negative environments in thematic areas such as energy prices or emerging markets. This is specifically true in the short-run, as our longer-term, fundamentally rooted ideas evolve. We maintain a high level of conviction of the fundamental merits within each one of the Fund’s holdings and continue to be disciplined in the execution of our investment strategy.

Looking ahead, we believe there is a propensity for overreaction in this period of elevated volatility that is creating opportunities. Market participants are inflicting significant pain on credits with any negative news and examples of this behavior are widespread and are being felt in the Fund. For instance, Sprint traded down almost 20 points on a Moody’s downgrade, despite their improving fundamental credit metrics. Identifying the right entry point for these types of situations has been challenging. While we were early in adding risk, we are hedging these newly initiated exposures to allows us the ability take a longer term view. In volatile trading environments such as this one, we rely heavily on our core strength of fundamental research driving the bottom-up creation of the portfolio. We have also added pair trades at what we consider to be attractive levels, which provide for a longer time horizon and can mitigate volatility. Tactically, we anticipate being active in the new issue calendar as deals are still pricing with significant concessions. In closing, we are excited about the opportunity set, but cautious that it may take some time for the attractiveness of current valuations to be validated.

We thank you for your continued support and interest in the Fortress Long/Short Credit Fund.

As always, we welcome your questions and comments and look forward to continuing to work with you.

Fortress Long/Short Credit Fund
Portfolio Review (Unaudited)
September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmarks:

		Annualized
			Since Inception
	One Year	Three Year	December 31, 2010
Fortress Long/Short Credit Fund - Class I	(6.19)%	(3.01)%	(1.22)%
Fortress Long/Short Credit Fund - Advisor Class	(6.36)%	(3.18)%	(1.37)%
Fortress Long/Short Credit Fund - Advisor Class with load **	(11.75)%	(5.08)%	(2.59)%
Fortress Long/Short Credit Fund - Class R	(9.85)%	(4.35)%	(2.10)%
HFRX Fixed Income Credit Index ***	1.62%	2.62%	0.84%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ****	0.02%	0.06%	0.07%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 2.02%, 2.27%, and 2.17% for Class I, Advisor Class, and Class R shares, respectively, per the Fund’s prospectus dated January 28, 2015. For performance information current to the most recent month-end, please call 1-855-477-8100

**	Class A was renamed to Advisor Class and the front end sales charge was removed on January 28, 2014. In compliance with SEC guidelines, performance for Advisor class will be shown with a sales load of 5.75% through the year ending September 30, 2019.

***	The HFRX Fixed Income Credit Index is comprised of voluntarily reporting alternative and hedge funds that manage a broad continuum of credit sub-strategies that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

****	The Bank of America Merrill Lynch 3-Month Treasury Bill Index consists of U.S. Treasury Bills maturing in 90 days. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment | December 31, 2010 – September 30, 2015

Past performance is not necessarily indicative of future results.

Top Ten Holdings by Industry *	% of Net Assets
Banks	13.4%
Insurance	10.6%
Sovereign	8.3%
Telecommunications	6.6%
Oil & Gas	5.0%
Other ABS	4.7%
Pipelines	4.6%
Semiconductors	3.8%
Machinery	3.7%
Other, Cash & Cash Equivalents	39.3%
100.0%

*	The Top Ten Holdings by Industry detailed doesn’t include derivative exposure.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Fortress Long/Short Credit Fund
PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares				Value
	COMMON STOCK - 1.6%
	TELECOMMUNICATIONS - 1.6%
12,692	NII Holdings, Inc. * (Cost - $20,656)			$82,624

	PREFERRED STOCK - 4.2%	Dividend%	Maturity
	INSURANCE - 4.2%
264	XLIT Ltd. (a) (Cost - $227,700)	3.4410	Perpetual	222,255

Principal Amount		Coupon
($)		Rate (%)
	BONDS & NOTES - 54.9%
	BANKS - 13.4%
250,000	Goldman Sachs Group, Inc. (a)	5.3750	Perpetual	244,531
250,000	HSBC Holdings PLC (a)	6.3750	Perpetual	239,063
200,000	LBG Capital No.1 PLC (a,b)	8.0000	Perpetual	226,200
				709,794
	CHEMICALS - 0.0%
500	Ashland, Inc. (b)	4.7500	8/15/2022	470

	INSURANCE - 6.4%
335,000	Sirius International Group Ltd (a,b)	7.5060	Perpetual	339,187

	MACHINERY - 3.7%
200,000	CNH Industrial Capital LLC (b)	3.8750	7/16/2018	196,500

	OIL & GAS - 5.0%
295,000	Transocean, Inc.	3.0000	10/15/2017	267,713

	OTHER ABS - 4.7%
250,000	Arbor Realty Collateralized Loan Obligation 2014-1A B (a,b)	4.7066	5/15/2024	250,000

	PIPELINES - 4.6%
265,000	DCP Midstream Operating LP	2.5000	12/1/2017	243,400

	SEMICONDUCTORS - 3.8%
35,000	Advanced Micro Devices, Inc.	7.5000	8/15/2022	22,575
25,000	Advanced Micro Devices, Inc.	6.7500	3/1/2019	17,406
160,000	Broadcom Corp.	4.5000	8/1/2034	161,303
				201,284
	SOVEREIGN - 8.3%
450,000	Ecuador Government International Bond	9.3750	12/15/2015	439,875

	TELECOMMUNICATIONS - 5.0%
330,000	Sprint Corp.	7.8750	9/15/2023	267,919

	TOTAL BONDS & NOTES (Cost - $2,963,856)			2,916,142
Shares
	SHORT-TERM INVESTMENTS - 29.6%
	MONEY MARKET FUND - 29.6%
1,572,593	Daily Income Fund - Money Market Portfolio 0.01% (c)			1,572,593
	(Cost - $1,572,593)

	TOTAL INVESTMENTS - 90.3% (Cost - $4,784,805) (d)			$4,793,614
	OTHER ASSETS LESS LIABILITIES - 9.7%			514,065
	NET ASSETS - 100.0%			$5,307,679

See accompanying notes to financial statements.

Fortress Long/Short Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

ABS - Asset Backed Security

Perpetual - Securities that do not have a predetermined maturity date.

(a)	Variable rate security - interest rate subject to periodic change.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At September 30, 2015, these securities amounted to $1,012,35 or 19.0% of net assets.

(c)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $4,784,805 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$458,614
Unrealized Depreciation:	(449,805)
Net Unrealized Appreciation:	$8,809

		Unrealized
Contracts		Depreciation
	OPEN SHORT FUTURES CONTRACTS
(2)	5-Year US Treasury Note Future maturing December 2015
	(Underlying Face Amount at Value USD $241,032)	$(1,374)
(3)	10 -Year US Treasury Note Future maturing December 2015
	(Underlying Face Amount at Value USD $386,202)	(3,866)
	NET UNREALIZED DEPRECIATION FROM OPEN SHORT FUTURES CONTRACTS	$(5,240)

OPEN CREDIT DEFAULT SWAP AGREEMENTS
		Protection			Upfront	Unrealized
		Premium Rate	Termination		Payments	Appreciation
Reference Entity	Counterparty	(%)	Date	Notional Principal	(Received)	(Depreciation)
Bought Protection:
Ford Motor Co.	Citi Bank	5.00	12/20/2019	$1,000,000	$(161,937)	$3,957
Ford Motor Co.	Citi Bank	5.00	3/20/2020	1,000,000	(168,054)	5,539
Newmont Mining Corp.	BNP Paribas	1.00	12/20/2020	500,000	30,257	(5,531)
Seagate Technology	Citi Bank	5.00	12/20/2017	1,000,000	(83,502)	(26,431)

Sold Protection:
Barrick Gold Corp.	BNP Paribas	1.00	12/20/2020	500,000	(51,345)	(153)
El Paso Corporation	Citi Bank	1.00	6/20/2017	2,000,000	(31,383)	35,694
General Motors Co.	Citi Bank	5.00	12/20/2019	1,000,000	140,054	(1,283)
General Motors Co.	Citi Bank	5.00	3/20/2020	1,000,000	146,306	(4,175)
Seagate Technology	Citi Bank	5.00	12/20/2018	1,000,000	130,564	25,686
NET UNREALIZED APPRECIATION:						$33,303

OPEN TOTAL RETURN SWAPS ON CREDIT INDICES
			Notional
			Amount at
		Number of	September 30,		Termination	Unrealized
Reference Entity	Counterparty	Shares	2015	Interest Rate Payable	Date	Appreciation
iBoxx USD Liquid High Yield Index	BNP Paribas	$1,000,000	$1,000,000	3-Mth USD_LIBOR plus 100 bp	12/20/2015	$23,100

See accompanying notes to financial statements.

Fortress Long/Short Credit Fund
Statement Of Assets and Liabilities
September 30, 2015

ASSETS
Investment securities:
At cost	$4,784,805
At value	$4,793,614
Foreign currency (Cost $11,312)	12,306
Deposit with brokers for futures	11,380
Receivable for securities sold	482,371
Unrealized appreciation on swap contracts	93,976
Dividends and Interest receivable	45,309
Receivable due from advisor	11,673
Receivable for open forward foreign currency exchange contracts	176
Prepaid expenses and other assets	22,588
TOTAL ASSETS	5,473,393

LIABILITIES
Unamortized upfront payments on credit default swaps	49,040
Unrealized depreciation on swap contracts	37,573
Payable for securities purchased	42,680
Unrealized depreciation on futures contracts	5,240
Payable for open forward foreign currency exchange contracts	182
Distribution (12b-1) fees payable	34
Accrued expenses and other liabilities	30,965
TOTAL LIABILITIES	165,714
NET ASSETS	$5,307,679

NET ASSETS CONSIST OF:
Paid in capital	$11,171,987
Accumulated net investment loss	(123,740)
Accumulated net realized loss from investment, foreign currency, short sales, futures, swaps and options transactions	(5,801,528)
Net unrealized appreciation of investments, foreign currency, futures and swaps	60,960
NET ASSETS	$5,307,679

NET ASSET VALUE PER SHARE:
Class I Shares:
Net Assets	$5,153,378
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	663,589
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.77

Advisor Class Shares: (a)
Net Assets	$154,292
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	19,396
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.95

Class R Shares:
Net Assets	$9.02
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1.161
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.77

(a)	Class A shares was renamed to Advisor Class and the front end sales charge was removed on January 28, 2014.

See accompanying notes to financial statements.

Fortress Long/Short Credit Fund
Statement of Operations
For the Year Ended September 30, 2015

INVESTMENT INCOME
Interest	$812,501
Dividends	56,777
TOTAL INVESTMENT INCOME	869,278

EXPENSES
Investment advisory fees	248,960
Administrative services fees	52,108
Registration fees	28,648
Legal fees	27,227
Transfer agent fees	26,084
Accounting services fees	24,935
Audit fees	22,431
Compliance officer fees	18,692
Trustees fees and expenses	13,013
Custodian fees	10,317
Shareholder reporting expenses	9,948
Printing and postage expenses	7,393
Non 12b-1 shareholder servicing expense	5,283
Insurance expense	1,793
Distribution (12b-1) fees:
Class A	1,023
Class C	560
Short sale dividend expense	57
Other expenses	1,505
TOTAL EXPENSES	499,977

Less: Fees waived by the Advisor	(211,080)

NET EXPENSES	288,897

NET INVESTMENT INCOME	580,381

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS, FUTURES,SWAPS AND SECURITIES SOLD SHORT
Net realized gain (loss) from:
Investments	(1,294,716)
Foreign currency transactions	(42,970)
Forward foreign currency exchange contracts	109,237
Futures	(295,292)
Swaps	159,104
Securities sold short	(6,242)
Net realized loss	(1,370,879)

Net change in unrealized appreciation (depreciation) of:
Investments	138,593
Foreign currency translations	1,300
Forward foreign currency exchange contracts	(3,919)
Futures	(10,661)
Swaps	(127,061)
Net change in unrealized appreciation (depreciation)	(1,748)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FOREIGN TRANSACTIONS, FUTURES, SWAPS AND SECURITIES SOLD SHORT	(1,372,627)

NET DECREASE IN NET ASSETS	$(792,246)

See accompanying notes to financial statements.

Fortress Long/Short Credit Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
FROM OPERATIONS
Net investment income	$580,381	$1,365,483
Net realized loss from investments, foreign currency transactions, futures and swaps	(1,370,879)	(4,113,287)
Net change in unrealized apreciation on investments, foreign currency transactions, futures and swaps	(1,748)	288,625
Net decrease in net assets resulting from operations	(792,246)	(2,459,179)

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	(1,663,779)	(673,911)
Advisor Class *	(23,767)	(106,557)
Class C **	(4,199)	(1,720)
Class R	(1)	— +
From net realized gains:
Class I	—	(696,536)
Advisor Class *	—	(123,957)
Class C **	—	(4,559)
Class R	—	— +
Net decrease in net assets resulting from dividend and distributions to shareholders	(1,691,746)	(1,607,240)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	2,632,912	19,846,889
Advisor Class *	6,542	795,115
Class C **	—	50,000
Class R	10	—
Net asset value of shares issued in reinvestment of distributions:
Class I	1,624,400	1,289,110
Advisor Class *	23,767	224,773
Class C **	4,199	6,279
Class R	1	- +
Payments for shares redeemed:
Class I	(26,232,478)	(24,713,543)
Advisor Class *	(3,194,634)	(2,515,000)
Class C **	(107,433)	(133,673)
Class R	(10)	—
Net decrease in net assets from shares of beneficial interest	(25,242,724)	(5,150,050)

TOTAL DECREASE IN NET ASSETS	(27,726,716)	(9,216,469)

NET ASSETS
Beginning of Year	33,034,395	42,250,864
End of Year^	$5,307,679	$33,034,395
^ Includes accumulated net investment income (loss) of:	$(123,740)	$951,089

SHARE ACTIVITY
Class I:
Shares Sold	296,488	2,077,210
Shares Reinvested	192,419	141,195
Shares Redeemed	(3,044,384)	(2,607,396)
Net decrease in shares of beneficial interest outstanding	(2,555,477)	(388,991)

Advisor Class: *
Shares Sold	751	83,061
Shares Reinvested	2,781	24,592
Shares Redeemed	(351,181)	(266,455)
Net decrease in shares of beneficial interest outstanding	(347,649)	(158,802)

Class C: **
Shares Sold	—	5,470
Shares Reinvested	496	692
Shares Redeemed	(12,450)	(14,535)
Net decrease in shares of beneficial interest outstanding	(11,954)	(8,373)

Class R:
Shares Sold	1	—
Shares Reinvested	—	- +
Shares Redeemed	(1)	—
Net increase in shares of beneficial interest outstanding	—	- +

*	Effective January 28, 2014 Class A shares were renamed to Advisor Class.

**	Effective July 10, 2015, Class C shares were closed and are no longer available for purchase.

+	Amount is less than $1 or 1 share.

See accompanying notes to financial statements.

Fortress Long/Short Credit Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period or Year

	Class I (1)

	For the Year Ended September 30,				For the Period Ended
	2015	2014	2013	2012	September 30, 2011 (2)
Net asset value, beginning of period or year	$9.18	$10.17	$10.33	$9.75	$10.00

Activity from investment operations:
Net investment income (loss) (3)	0.25	0.37	0.04	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	(0.78)	(0.85)	0.17	0.58	(0.22)
Total from investment operations	(0.53)	(0.48)	0.21	0.59	(0.25)

Less distributions from:
Net investment income	(0.88)	(0.25)	(0.02)	(0.01)	—
Net realized gains	—	(0.26)	(0.35)	—	—
Total distributions	(0.88)	(0.51)	(0.37)	(0.01)	—

Net asset value, end of period or year	$7.77	$9.18	$10.17	$10.33	$9.75

Total return (4)	(6.19)%	(4.70)%	2.05%	6.04%	(2.50	)% (5)

Net assets, at end of period (000s)	$5,153	$29,558	$36,704	$25,818	$26,229

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6,7)	2.52%	—	—	—	—
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6,7)	2.52%	2.52%	2.48%	2.50%	3.73	% (8)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	1.45%	—	—	—	—
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	1.45%	1.92%	1.95%	1.95%	1.95	% (8)

Ratio of net investment income (loss) to average net assets (7,9)	2.94%	3.77%	0.35%	0.07%	(0.36	)% (8)

Portfolio Turnover Rate	359%	409%	372%	548%	708	% (5)

(1)	Effective January 13, 2012, Investor Class shares were renamed Class I shares.

(2)	The Fortress Long/Short Credit Fund commenced operations on December 31, 2010.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales charges and assumes reinvestment of all distributions.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Fortress Long/Short Credit Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period or Year

	Advisor Class (1)

	For the Year Ended September 30,					For the Period Ended
	2015	2014		2013	2012	September 30, 2011 (2)
Net asset value, beginning of period or year	$9.18	$10.16		$10.32	$9.75	$10.00
Activity from investment operations:
Net investment income (loss) (3)	0.22	0.35		0.01	0.00 (4)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.80)	(0.85)		0.20	0.57	(0.21)
Total from investment operations	(0.58)	(0.50)		0.21	0.57	(0.25)

Less distributions from:
Net investment income	(0.65)	(0.22)		(0.02)	—	—
Net realized gains	—	(0.26)		(0.35)	—	—
Total distributions	(0.65)	(0.48)		(0.37)	—	—

Net asset value, end of period or year	$7.95	$9.18		$10.16	$10.32	$9.75

Total return (5)	(6.58)%	(4.89	)% (6)	2.00%	5.85%	(2.50	)% (7)

Net assets, at end of period (000s)	$154	$3,368		$5,344	$50	$0	(8)

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (9,10)	2.77%	—		—	—	—
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (9,10)	2.77%	2.77%		2.73%	2.75%	3.98	% (11)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (10)	1.70%	—		—	—	—
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (10)	1.70%	2.17%		2.20%	2.20%	2.20	% (11)

Ratio of net investment income (loss) to average net assets (10,12)	2.53%	3.72%		0.11%	(0.07)%	(0.61	)% (11)

Portfolio Turnover Rate	359%	409%		372%	548%	708	% (7)

(1)	Effective January 28, 2014 Class A shares were renamed to Advisor Class.

(2)	The Fortress Long/Short Credit Fund commenced operations on December 31, 2010.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Represents less than $0.01.

(5)	Total returns shown exclude the effect of applicable sales charges and assumes reinvestment of all distributions.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not Annualized.

(8)	Represents less than $1,000 in net assets.

(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(10)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(11)	Annualized.

(12)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Fortress Long/Short Credit Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period or Year

	Class R

	For the Year Ended September 30,				For the Period Ended
	2015	2014	2013	2012	September 30, 2011 (1)
Net asset value, beginning of period or year	$9.16	$10.17	$10.33	$9.75	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.04	0.11	—	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.88)	(0.61)	0.19	0.62	(0.21)
Total from investment operations	(0.84)	(0.50)	0.19	0.58	(0.25)

Less distributions from:
Net investment income	(0.55)	(0.25)	—	—	—
Net realized gains	—	(0.26)	(0.35)	—	—
Total distributions	(0.55)	(0.51)	(0.35)	—	—

Net asset value, end of period or year	$7.77	$9.16	$10.17	$10.33	$9.75

Total return (3)	(9.65)%	(4.91)%	1.86%	5.95%	(2.50	)% (4)

Net assets, at end of period (000s) (5)	$0	$0	$0	$0	$0

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6,7)	2.92%	—	—	—	—
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6,7)	2.92%	3.02%	2.98%	3.00%	4.23	% (8)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	1.85%	—	—	—	—
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	1.85%	2.42%	2.45%	2.45%	2.45	% (8)

Ratio of net investment income (loss) to average net assets (7,9)	0.40%	1.19%	(0.00)%	(0.40)%	(0.86	)% (8)

Portfolio Turnover Rate	359%	409%	372%	548%	708	% (4)

(1)	The Fortress Long/Short Credit Fund commenced operations on December 31, 2010.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assumes reinvestment of all distributions.

(4)	Not Annualized.

(5)	Represents less than $1,000 in net assets.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Fortress Long/Short Credit Fund
Notes to Financial Statements
September 30, 2015

1.	ORGANIZATION

The Fortress Long/Short Credit Fund (formerly “Bandon Isolated Alpha Fixed Income Fund”) (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks consistent positive returns throughout various fixed income market cycles. The Fund commenced operations on December 31, 2010.

The Fund currently offers Class I, Class R and Advisor Class shares. Effective January 28, 2014, Class A shares were renamed to Advisor Class and the front end sales charge was removed. Effective July 10, 2015, Class C shares were closed and are no longer available for purchase. Class I, Class R and Advisor Class shares are offered at Net Asset Value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Swaps are valued each day by an independent pricing service approved by the Board. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The Board has

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2015

also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2015

rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Common Stock	$82,624	$—	$—	$82,624
Preferred Stock	—	222,255	—	222,255
Bonds & Notes	—	2,916,142	—	2,916,142
Short-Term Investments	1,572,593	—	—	1,572,593
Total Investments	1,655,217	3,138,397	—	4,793,614
Derivatives:
Forward Foreign Currency Exchange Contracts	—	176	—	176
Swaps	—	93,976	—	93,976
Total Assets	$1,655,217	$3,232,549	$—	$4,887,766
Liabilities
Derivatives:
Forward Foreign Currency Exchange Contracts	$—	$(182)	$—	$(182)
Futures **	(5,240)	—	—	(5,240)
Swaps	—	(37,573)	—	(37,573)
Total Derivatives	$(5,240)	$(37,755)	$—	$(42,995)

*	Refer to the Portfolio of Investments for industry classifications.

**	Cumulative appreciation (depreciation) of futures contracts is presented.

The Fund did not hold any Level 3 securities during the year.

It is the Fund’s policy to recognize transfers between levels at the end of the reporting year.

Transfer into Level 2 from Level 1	$222,255
Transfers out of Level 2 into Level 1	—
Net Transfers in/(out) of Level 2	$222,255

Transfers that were made out of Level 1 into Level 2 represent XLIT Ltd. Observable inputs other than quoted prices were used to value this security

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2015

Security Transactions and Investment Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid semi-annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions as of and for the year ended September 30, 2015, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for all open tax years 2012 - 2014 or expected to be taken in the Fund’s 2015 returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures,

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2015

there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Forward Foreign Currency Exchange Contracts – The Fund may enter into Forward Foreign Currency Exchange Contracts (“Forward Contracts”), in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing Forward Contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract.

					Unrealized
		Settlement	Local Currency	US Dollar	Appreciation
Foreign Currency	Counterparty	Date	Amount Purchased	Value	(Depreciation)
To Buy:
JAPANESE YEN	HSBC	10/30/2015	4,331,753	$36,164	$52
EURO	Bank of America	10/30/2015	75,747	84,609	(182)
				$120,773	$(130)

		Settlement	Local Currency	US Dollar	Unrealized
Foreign Currency	Counterparty	Date	Amount Sold	Value	Appreciation
To Sell:
EURO	Bank of America	10/30/2015	114,004	$127,217	124

Credit Default Swaps – Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

Total Return Swaps – Total Return Swaps (“TRS”) are typically two-party (bilateral) financial contracts which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment. The TRS allows one party to derive the economic benefit of owning an asset without putting that asset on its balance sheet, and allows the other party, which does retain that asset on its balance sheet, to buy protection against loss in its value.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2015

the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. For the year ended September 30, 2015, the Fund’s trades of swap contracts resulted in a net gain of $159,104 which is included in the net realized gain from swap transactions in the Statement of Operations.

Fair Values of Derivative Instruments in the Fund as of September 30, 2015:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Interest rate contracts	Net unrealized appreciation on swap contracts	$23,100	Net unrealized depreciation on futures contracts	$(5,240)

Foreign exchange contracts:	Receivable for open forward foreign currency exchange contracts	176	Payable for open forward foreign currency exchange contracts	(182)

Credit contracts	Net unrealized appreciation on swap contracts	70,876	Net unrealized depreciation on swap contracts	(37,573)
		$94,152		$(42,995)

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2015:

			Change in
			Unrealized
			Appreciation
Contract Type/	Location of Gain or (Loss) On	Realized Gain (Loss)	(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Interest rate contracts	Net realized gain (loss) from futures/swaps /Net change in unrealized appreciation (depreciation) from futures/swap contracts	$(295,292)	$12,439
Foreign exchange contracts	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized appreciation (depreciation) from forward foreign currency exchange contracts	109,237	(3,564)
Credit contracts	Net realized gain (loss) from swaps/Net change in unrealized appreciation (depreciation) from swaps	159,104	(150,161)
Total		$(26,951)	$(141,286)

The notional value of the derivative instruments outstanding as of September 30, 2015 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. A share price can only fall to zero, but there is no limit to the amount it can rise, the risk of loss on a short sale is theoretically infinite.

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2015

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investment, U.S. Government securities, short sales, options, futures and forward foreign currency exchange contracts amounted to $34,928,232 and $46,960,285, respectively. For the year ended September 30, 2015, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $15,475,464 and $15,750,975, respectively. Closing Purchases and Sales for securities sold short amounted to $2,776,915 and $2,783,157, respectively.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized gain (loss) for futures, swaps, and Forward foreign currency exchange contracts. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2015.

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets	the Statement of	Financial	Cash Collateral
	Recognized Assets	& Liabilities	Assets & Liabilities	Instruments	Received *	Net Amount
Swaps Contracts	$93,976	$—	$93,976	$—	$—	$93,976
Currency Contracts	176	—	176	—	—	176
Total	$94,152	$—	$94,152	$—	$—	$94,152

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Liabilities Presented
	Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged *	Net Amount
Swaps Contracts	$(37,573)	$—	$(37,573)	$—	$—	$(37,573)
Future Contracts	(5,240)	—	(5,240)	—	5,240	—
Currency Contracts	(182)	—	(182)	—	—	(182)
Total	$(42,995)	$—	$(42,995)	$—	$5,240	$(37,755)

*	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

5.	INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

Logan Circle Partners, L.P (“Advisor”), serves as investment adviser to the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. For the year ended September 30, 2015, the advisor earned $248,960 in advisory fees.

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2015

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive through January 31, 2016 a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation expenses) do not exceed 1.45%, 1.70%, and 1.85% of the daily average net assets attributable to the Class I, Advisor Class, and Class R shares, respectively. For the year ended September 30, 2015, the Advisor waived fees in the amount of $211,080.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.45%, 1.70%, and 1.85% of the average daily net assets attributable to the Class I, Advisor Class, and Class R, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.45%, 1.70%, and 1.85% of the average daily net assets for each respective share class. If Fund Operating Expenses subsequently exceed 1.45%, 1.70%, and 1.85% of the average daily net assets for each respective shares class, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. As of September 30, 2015, the Advisor may recapture $9,587 and $211,080 through September 30, 2017 and September 30, 2018, respectively.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1, to pay for certain distribution activities and shareholder services. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.15% of the average daily net assets attributable to the Advisor Class, Class C and Class R shares, respectively, and is paid to the “Distributor, to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended September 30, 2015, pursuant to the Plan, Advisor Class paid $1,023 and Class C shares before liquidation paid $560.

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$1,691,746	$1,189,217
Long-Term Capital Gain	—	418,023
Return of Capital	—	—
	$1,691,746	$1,607,240

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2015

As of September 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings (Deficits)
$—	$—	$(1,512,583)	$(4,361,528)	$—	$9,803	$(5,864,308)

The difference between book basis and tax basis unrealized appreciation, accumulated net realized losses and accumulated net investment income is primarily attributable to the mark to market on 1256 contracts, forward foreign currency exchange contracts and open swap contracts. The Unrealized appreciation in the table above includes unrealized foreign currency gains of $994.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,445,240. The Fund also deferred $67,343 of Later Year Ordinary Losses.

At September 30, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$4,076,735	$284,793	$4,361,528

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency exchange gains/(losses), and the treatment of paydowns, and swaps, resulted in reclassifications for the Fund for the year ended September 30, 2015 as follows: an increase in accumulated net investment income and decrease in accumulated net realized loss from security transactions of $36,536.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Daily Income Fund – Money Market Portfolio. The Fund may redeem its investment from Daily Income Fund – Money Market Portfolio. at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Daily Income Fund – Money Market Portfolio. The financial statements of the Daily Income Fund – Money Market Portfolio, including the portfolio of investments, can be found at Reich and Tang website www.reichandtang.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2015 the percentage of the Fund’s net assets invested in the Daily Income Fund – Money Market Portfolio was 29.6%.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Fortress Long/Short Credit Fund and
Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fortress Long/Short Credit Fund (the “Fund”) as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fortress Long/Short Credit Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 30, 2015

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.

Fortress Long/Short Credit Fund
Expense Example (Unaudited)
September 30, 2015

As a shareholder of Fortress Long/Short Credit Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fortress Long/Short Credit Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Bandon Isolated Alpha Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized	Account Value	Account Value	During Period *
Actual	Expense Ratio	4/1/2015	9/30/2015	4/1/2015 – 9/30/15

Class I	1.45%	$1,000.00	$939.10	$ 7.05
Advisor Class	1.70%	1,000.00	938.50	8.26
Class R	1.85%	1,000.00	902.40	8.82

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized	Account Value	Account Value	During Period *
(5% return before expenses)	Expense Ratio	4/1/2015	9/30/2015	4/1/2015 – 9/30/15

Class I	1.45%	$1,000.00	$1,017.80	$ 7.33
Advisor Class	1.70%	1,000.00	1,016.55	8.59
Class R	1.85%	1,000.00	1,015.79	9.35

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Fortress Long/Short Credit Fund
Supplemental Information (Unaudited) (Continued)
September 30, 2015

Fortress Long/Short Credit Fund* (FKA Bandon Isolated Alpha Fixed Income Fund) (Adviser-Logan Circle Partners, L.P.)

In connection with the regular meeting held on August 12 -13, 2014 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Logan Circle Partners, L.P. (“Logan Circle”) and the Trust, with respect to the Fortress Long/Short Credit Fund (FKA Bandon Isolated Alpha Fixed Income Fund) (the “Fund”). If approved by the Trustees, including by a majority of the Trustees who are “interested persons,” the Advisory Agreement would be subject to the approval of the Fund’s shareholders at a special meeting of shareholders. In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Logan Circle was established in 2007 as an asset management firm, providing innovative investment solutions to institutional clients seeking to allocate assets to fixed income and equities. They considered that Logan Circle has served the Fund as sub-adviser. They noted that in April 2010, Logan Circle was purchased by Fortress Investment Group LLC, a publicly traded company on the NYSE and a leading global investment management firm specializing in alternative investment strategies, to be the subsidiary providing traditional asset management services. The Board reviewed the background information on the key investment personnel responsible for servicing the Fund and the firm’s corporate structure and noted their satisfaction that the investment team has a high level of experience and expertise in various aspects of portfolio management and financial services and that the corporate infrastructure was robust with fully integrated support service teams experienced in research, trading, risk management, portfolio analytics, client services, legal, compliance, administrative and operations. The Board reviewed Logan Circle’s approach to strategy implementation and how the research team adds value to the process and found they use proprietary fundamental research focused on capital structure, management and industry trends, balance sheet analysis, exploitation of market mispricing, attempting to maximize upside potential and preserve capital. With the understanding that not all strategy risks can be eliminated, the Board reviewed Logan Circle’s risk management approach and felt comfortable that it utilizes the expertise of its risk management team to employ robust risk mitigation processes. The Trustees considered that Logan Circle’s risk management team has access to advanced risk management technology capable of producing various risk analytic data, which the Board considered positive. They considered that the process for comparing the guidelines and limitations to the Fund’s trading is automated, and has the functionality to flag any trade that happens to be outside the investment guidelines for further compliance review and resolution. The Board noted that with any advisory firm of this size, there can be litigation and compliance issues that can arise during the normal course of business and were pleased to learn there were no

Fortress Long/Short Credit Fund
Supplemental Information (Unaudited) (Continued)
September 30, 2015

material issues reported that would have a negative impact on Logan Circle’s ability to operate effectively and any compliance issues were dealt with and corrected swiftly. The Board noted that it believes the Fund will benefit in many ways from the services a much larger advisory firm and the resources its parent can provide. The Board is satisfied with Logan Circle’s industry reputation as well as its robust infrastructure, access to various resources, and a strong compliance culture, concluding that Logan Circle is in a good position to provide high quality service to the Fund for the benefit of its shareholders.

Performance. The Trustees reviewed the Fund’s performance for the one, two, three and since inception (February 1, 2011) periods, gross of fee returns for Logan Circle’s performance as sub-adviser. They noted that the performance information provided showed an outperformance relative to the HFRX Fixed Income – Credit Index and Morningstar category over each period with returns of 7.39%, 8.90%, 7.88%, and 7.94%, respectively, versus 5.68%, 7.28%, 4.09%, and 3.61% respectively for the Index, and 1.32%, 3.83%, 2.73%, and 3.21%, respectively for the Morningstar category. The Trustees also reviewed the performance of the portion of the Fund managed by Logan Circle (annualized percentage returns and net of 1.25% fees) noting that it returned 6.05%, 7.56%, and 6.55% for the one, two, and three year periods, respectively. They reviewed the MPT statistics noting that Logan Circle’s upside capture is strong and it has a great deal of resources that it puts to work as evidenced by performance data to the benefit of shareholders. After further discussion, the Trustees concluded that Logan Circle has the ability to provide favorable returns to shareholders.

Fees and Expenses. The Trustees discussed the Fund’s changed advisory structure noting that Logan Circle will take control of and be the sole adviser to the Fund, and no sub-advisers will be used. The Trustees noted Logan Circle proposed to charge 1.25% for advisory services to the Fund. They compared the proposed fee to that of its peer group (1.03% average) and Morningstar Nontraditional Bond Category (0.80% average) and noted that although the proposed fee is higher than the average, it is within the range of fees charged by funds in its Morningstar Category (0.25%-2.15%) and among the highest fees in its peer group (ranging from 0.55%-1.75%). They further considered the Fund’s expense ratio as compared to those of its peers noting that the Fund’s expense ratio (2.20%) is within the range for both the Morningstar category and peer group. The Trustees considered that the proposed fee represents a 0.50% reduction in fees as compared to the existing advisory agreement, which is a benefit to shareholders. The Trustees noted that long/short credit funds, like the Fund, tend to charge higher advisory fees than the average fund in the Morningstar Nontraditional Bond category which is a “catch-all” category containing funds that have meaningful differences, not only in investment “universe” but also in strategy. They further noted that Logan Circle believes that the Fund shares little similarity to the long-only and benchmark focused funds within its Morningstar category. After further discussion, the Trustees concluded that the proposed advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. They noted that during discussions with the Board earlier in the Meeting, Logan Circle indicated its willingness to discuss the matter with the Board as the Fund grows, and its scale and profitability increase. The Trustees noted Logan Circle’s willingness to consider breakpoints as the Fund grows, that economies had not been reached at this time, and agreed that the matter of economies of scale would be revisited as the Fund’s size materially increases.

Fortress Long/Short Credit Fund
Supplemental Information (Unaudited) (Continued)
September 30, 2015

Profitability. The Trustees reviewed the profitability analysis provided by Logan Circle. They noted that because Logan Circle had not yet begun to advise the Fund, the profitability analysis provided was an estimate based on estimates for the first 12 months of the Fund with Logan Circle as Logan Circle during the first 12 months of the Advisory Agreement. They considered that the estimated profitability is relatively low in actual dollars and in terms of percentage of revenue. The Trustees considered that Logan Circle has agreed to waive any sub-advisory fees due to it from Bandon Capital Management, LLC, the Fund’s previous adviser, which amount to approximately $100,000. The Board reviewed the financial information for Logan Circle’s parent company and discussed same with counsel. The Trustees noted that counsel is of the opinion that the information provided, in conjunction with the segmented analysis in the parent company’s most recently filed 10k, was adequate for the Board’s deliberations. After further discussion, based on the information provided by Logan Circle, the Trustees concluded the estimated profitability appeared reasonable.

Conclusion. Having requested and received such information from Logan Circle as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fortress Long/Short Credit Fund (FKA Bandon Isolated Alpha Fixed Income Fund).

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Fortress Long/Short Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	122	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	122	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	109	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	109	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	143	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	143	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/15 – NLFT_v3

Fortress Long/Short Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	109	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-477-8100.

9/30/15 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-477-8100 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-477-8100

INVESTMENT ADVISOR
Logan Circle Partners L.P.
1717 Arch Street, Suite 1500
Philadelphia, PA 19103

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 – $20,000
2014 – $19,500

(b)	Audit-Related Fees
2014 – None
2013 – None

(c)	Tax Fees

2015 – $3,000

2014 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015      2014

Audit-Related Fees:      0.00%     0.00%

Tax Fees:      0.00%     0.00%

All Other Fees:      0.00%     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $3,000
2014 – $3,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 12/04/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 12/04/15

By (Signature and Title)

/s/Kevin Wolf

Kevin Wolf, Treasurer/Principal Financial Officer

Date 12/04/15